1 1 Investor Presentation (NYSE: GSI) November 2012

2 Forward Looking Statements The material presented is a presentation of general background information about General Steel Holdings, Inc . as of the date of the presentation . The information is in summary form and it does not purport to be complete . It is not intended to be relied upon as advice to potential investors . This presentation is strictly confidential and may not be disclosed to any other person . No representation or warranty, express or implied, is made concerning, and no reliance should be placed on, the accuracy, fairness, or completeness of the information presented herein . The latest financials related to General Steel Holdings, Inc . ’s second quarter of 2011 provided in this presentation are based solely on the management’ review and have not been audited by the Company’s independent auditors . It could be likely that these financials may change and any changes could be material . This presentation (including the financial projections and any subsequent questions and answers) contains statements that are forward - looking within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Such forward - looking statements are only predictions and are not guarantees of future performance . Investors are cautioned that any such forward - looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc . and its subsidiaries that may cause the actual results to be materially different from any future results expressed or implied in such forward - looking statements . Although General Steel Holdings, Inc . believes that the expectations and assumptions reflected in the forward - looking statements are reasonable based on information currently available to its management, General Steel Holdings, Inc . cannot guarantee future results or events . General Steel Holdings, Inc . expressly disclaims a duty to update any of the forward - looking statements . Securities may not be offered or sold in the United States unless they are registered or exempt from registration under the Securities Act of 1933 . Any offering of securities to be made in the United States will be made by means of an offering memorandum . Such offering memorandum will contain, or incorporate by reference, detailed information about General Steel Holdings, Inc . and its business and financial results, as well as its financial statements . This presentation does not constitute an offer, or invitation, or solicitation of an offer, to subscribe for or purchase any securities . Neither this presentation nor anything contained herein shall form the basis of any contract or commitment whatsoever .

3 Longmen JV, a joint venture with a leading state - owned enterprise, benefits from leadership position in Shaanxi region and a robust market with sustainable demand driven by ongoing h ousing and infrastructure development in Western China GSI’s Value Proposition Strong financial performance: revenue CAGR of 85% (2005 - 2011) Executing on two - pronged growth strategy: organic growth and cooperation with leading state - owned and private enterprises Poised to benefit from changing government regulation with demonstrated track record of successful business development Long - term relationships through Longmen JV with industry leaders including Shaanxi Iron and Steel Group (“Shaanxi Steel”), Shaanxi Coal & Chemical Industry Group (“Shaanxi Coal”) and Tianjin Material and Equipment Group Corporation (“ Tewoo Group”) Leading integrated steel producer in China (non - state - owned) with diverse products and customers, l arge capacity, efficient production and unique sourcing solutions

4 Subsidiary Locations M G T Baotou Steel - General Steel Special Steel Pipe JV Co., Ltd. 80% owned / Capacity: 100,000 mts End product: Spiral - Weld Pipe Tianwu General Steel Material Trading Co., Ltd. 60% owned / C apacity: 2 - 3 million mts Raw Materials Trading Company General Steel (China) Co., Ltd 100% owned / Capacity: 400,000 mts End product: Hot - Rolled Carbon Sheet Shaanxi Longmen Iron and Steel Co ., Ltd. 60% owned /Capacity: 7 million mts Unified Mgmt. Agreement with SOEs End products: Rebar & High - Speed Wire Maoming Hengda Steel Co., Ltd. 99% owned / Capacity: 400,000 mts End product: Rebar Baotou Tianjin Xi’An Guangdong

Key Subsidiaries - Longmen Joint Venture ("Longmen JV")

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- Fully-integrated operation enables cost-efficient production
- 60% ownership interest - acquired stake for US $39M in June 2007
- Approximately 70% market share in Shaanxi province
- Limited regional competition
- 15% corporate tax rate, incentivized through "Go West" tax policies
- 7 million metric tons of annual crude steel capacity under management

Continuous casting billets



Rebar cooling



Near-term Growth Catalysts	
Provincial Key Projects	▪ 48 key projects initiated in Shaanxi Province valued at RMB 53.3 billion ▪ Encourage private investment to stimulate economy ▪ Faster growth in fixed asset investments expected in Western China
Guanzhong-Tianshui Economic Zone	▪ Construction within greater Xi'an metropolitan area ▪ Projects include railways, highways, subways, airports
12th Five-Year Plan	▪ Investment in nationwide railway construction; heavy investment in road and airport construction in Western China driving up demand for steel products ▪ "Go West" tax incentive ▪ 80 billion RMB allocated for construction of hydroprojects in Shaanxi; 3x increase over 11th Five-Year Plan ▪ Recently approved 60 infrastructure projects worth more than US $150 billion
Low-income Housing Projects	▪ 36 million low-income homes to be built over next five years, including 430,000 planned in Shaanxi Province in 2012

5

6 Key Subsidiaries - Longmen Joint Venture (“Longmen JV”) Long - term Relationships and Cooperation with Prominent SOEs ▪ State - owned background enterprise positioned for growth in Western China, where ongoing housing and infrastructure development are supported by substantial government investment. ▪ Unified Management Agreement between Shaanxi Steel, General Steel and Shaanxi Coal. ▪ Long - term relationships and continuing cooperation with prominent SOEs - Shaanxi Steel , Shaanxi Coal and Tewoo Group. ▪ Shaanxi Coal is a large - scale state - owned coal producer in Shaanxi Province, ranking 158th among China‘s top 500 enterprises in 2011 with sales revenue of RMB 71 billion. Cooperation with Prominent SOEs Stabilize raw materials sourcing a nd pricing Enhance payment terms Long - term, fixed - price purchase agreements Access to government supportedprojects

7 Key Subsidiaries – Tainwu General Steel Material Trading Co., Ltd (“T ianwu JV” ) Substantial Support to Longmen JV Tianwu General Steel Material Trading Co., Ltd (“T ianwu JV”) , a r aw materials trading company and joint venture with Tianjin Material and Equipment Group Corporation (“ Tewoo Group”), supplies raw materials to Longmen JV and other GSI subsidiaries. Tianjin Material and Equipment Group Corporation (“Tewoo Group”) is a large - scale state - owned materials trading company with total assets of RMB24.7 billion. The group focuses on metals, energy, minerals, chemical materials, automobile & electromechanical products, textiles , wood and building materials, modern logistics and real estate . » Tianwu JV brings General Steel and Longmen JV a steady supply of raw materials. » General Steel and Longmen JV maintain a strong relationship with Tewoo Group that provides GSI with guaranteed, raw materials supply at favorable credit terms, with additional long - term cooperation opportunities.

8 Products & Customers Sales Channel Breakdown Baotou - Xi’an railway, China The Three Gorges Dam, Sichuan, China Xi'an Xianyang Intl Airport, Shaanxi, China Representative Direct - Sales Projects Jiuquan Satellite project, Gansu, China Applications: Infrastructure and construction Applications: Infrastructure and construction Rebar High - Speed Wire Applications: Specialty market applications, including production of small agricultural vehicles Hot - Rolled Carbon and Silicon Steel Sheets Spiral - Weld Steel Pipe Applications: Energy market applications, including the transportation of oil, natural gas and steam

9 Growth Strategy Capacity Expansion Organic Growth – new production lines Partnerships – access to third - party capacity Transition and relocation of production lines – improved throughput Operational Efficiency Upgrade and replace outdated equipment to improve yields Installation of recycling systems reduces waste and energy consumption Benchmarking tools enhance manufacturing and back - office processes Cost Structure Optimization Stabilize raw materials pricing & improve procurement capabilities Long - term, fixed - price purchase agreements Dedicated rail system reduces transportation costs

10 Expanding Production Capacity ▪ New, state - of - the - art equipment reduces energy consumption and improves yields ▪ Unified Management Agreement to operate two 1,280 cubic meter blast furnaces and other equipment installed by Shaanxi Iron and Steel Group ▪ In September 2012, initiated construction on a state - of - the - art, 900,000 metric ton seismic - grade rebar production line at Longmen JV ▪ Completion of the first stage of a series of benchmarking programsresulted in efficiency improvements and cost reductions at Longmen JV Improve Total Output and Manufacturing Efficiency Production Line Relocation ▪ Transferred 1 rebar line & 1 high - speed wire line to Longmen Joint Venture from Maoming Hengda facility ▪ Added 1 rebar line at Maoming Hengda facility ▪ Additional production lines planned at Longmen Joint Venture

11 Improving Operational Efficiency ▪ Replaced older, inefficient blast furnaces with new, state - of - the - art equipment to reduce energy consumption and improve yields at Longmen Joint Venture ▪ Reallocated resources to improve throughput (end - to - end production in a single location) ▪ Installed new recycling and environmental systems to reduce waste ▪ Achieved reduction in per - ton manufacturing costs Equipment Optimization Non - Manufacturing Enhancements ▪ Improved raw materials procurement capabilities ▪ Implemented more stringent raw materialspurchasing controls and i nventory management ▪ Optimized manufacturing techniques and production management systems at each step in the steelmaking process ▪ Enhanced quality control, safety and finance functions

Optimizing Raw Materials Sourcing

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Current Raw Materials Procurement: Cost Advantage

Iron Ore

- 50% imported
- 35% domestic
- 15% from Daxigouand Mulonggou mines, owned by Longmen Joint Venture and its partner
- A dedicated railroad for transportation of iron ore and finished goodsconnects Longmen JV to other main railway lines at nearby Xiayukou station, significantly reducing transportation costs compared to motor vehicles

Coke

- 100% sourced locally
- Low transportation costs
- 5 million ton coke plant adjacent to Longmen Joint Venture built by Shaanxi Coal and Chemical Industry Group. The construction of a conveyor belt that will feed the coke directly to LongmenJV is expected to further reduce transportation costs
- Location of Longmen Joint Venture within China's coal belt ensures steady supply

Optimizing Raw Material Procurement Capabilities Drives Cost Reduction

Expand base of raw material sources → Stable raw material pricing → Improved transportation costs → Increased production efficiency

12

Geographic Advantage

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National and Provincial GDP Trends


9.2%
10.3%
9.2%
7.8%
14.6%
13.0%
National
Shaanxi
FY2009
FY2010
FY2011
1H2012

Growth Trends: National and Provincial Investment in Fixed Assets


40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
30.5%
24.5%
23.8%
20.4%
37.0%
31.9%
30.2%
27.2%
National
Shaanxi
FY2009
FY2010
FY2011
1H2012

- Under the PRC government's "Go West" initiative and 12th Five-Year Plan, significant capital is being allocated toward the development of China's Western region.
- In September 2012, The National Development and Reform Commission ("NDRC") approved 60 infrastructure projects worth more than $150 billion. Steel is one of the seven industries expected to benefit from this investment, which include many projects situated in or near Shaanxi Province.
- GSI's subsidiary, Longmen Joint Venture, is the dominant supplier of rebar in Shaanxi province with 7 million metric tons of capacity under management

Fast growing economy in Shaanxi Province



1990s

1985 GDP per capita: $206



2000s

2010 GDP per capita: $3,966

Source: National Bureau of Statistics of China,, Shaanxi Bureau of Statistics of China,
http://www.sn.stats.gov.cn/news/tjsj/2012723130434.htm,http://www.stats.gov.cn/tjsj/ndsj/index.htm

Sales Breakdown by Region for the Period from January to October 2012


4%
12%
14%
70%
Shaanxi Province
Northwest market
Southwest market
Middle and other markets

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Sales Distribution Network

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Heilongjiang
Jilin
Liaoning
Xinjiang
Inner Mongolia
Gansu
Beijing
Hebei
Ningxia
Shanxi
Qinghai
Shandong
Longmen JV
Henan
Tibet
Shaanxi
Jiangsu
Shanghai
Anhui
Sichuan
Hubei
Zhejiang
Jiangxi
Hunan
Guizhou
Fujian
Yunnan
Guangxi
Guangdong
Taiwan
Hainan

Primary Markets (Xi'an Centered)	● (yellow)	Xi'an, Hancheng, Baoji, Xianyang, Yan'an, Guangyuan, Yuncheng, etc.
Northwest, Southwest and South Central and North Markets	● (green)	Chengdu, Chongqing, Wuhan, Zhengzhou, Taiyuan, Yinchuan, Lanzhou, etc.
Other Markets	● (purple)	Xinjiang, Lhasa, Yunnan, Guiyang, Changsha, etc.

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15 Second Quarter 2011 Highlights Growth Driver: Capacity Expansion & Increase in ASP Capacity Expansion at Longmen Joint Venture ▪ Signed a 20 - year Unified Management Agreement with Shaanxi Coal and Shaanxi Steel ▪ New equipment adds 3 million metric tons of annual crude steel production capacity under management ▪ Q2 2011 sales volume totaled approx. 1.8 million metric tons (85% of capacity) Q2 11 Financial Highlights (Unaudited) Second Quarter 2011 Revenue (USD in Millions) ▪ Full - year 2011 steel production reached a record 5.0 – 5.5 million metric tons ▪ Benchmarking programs and efficiency improvement initiatives to reduce manufacturing costs ▪ Framework agreements with SOEs improve direct sales capabilities ▪ Sourcing and production agreement with SOEs enables sale of rebar at fixed markup Other Achievements and Recent Developments ▪ Revenue of approx. $1 billion (+100% y/y) ▪ Gross Profit of approx. $ 20 million ( +180 % y/y) ▪ Gross Margin of approx. 1.9% ( +40 bps y/y) ▪ Crude Steel Capacity of 7 million mt under management (+75% y/y) ▪ Q2 2011 net loss of approx. $ (27.5) million vs. net loss of $(2.0) million in Q2 2010

16 139.5 772.4 1,351.2 1,668.4 1,893.6 3,000.0 1,400.0 3,600.0 0 500 1000 1500 2000 2500 3000 3500 4000 2006 2007 2008 2009 2010 2011 1H2012 0.3 1.9 2.3 3.8 4.0 5.0 2.4 5.5 0 1 2 3 4 5 6 2006 2007 2008 2009 2010 2011 1H2012 Metric Tons (mm) US$(mm) Growing Revenue Amid Capacity Expansion Revenue Growth Production Volume Growth Preliminary Sales Data and Business Update for the First Half of 2012 • For the first half of 2012, General Steel expects to report revenues of approximately US$1.4 billion and production volume of approximately 2.4 million metric tons . • While the nationwide steel market has slowed, demand in General Steel’s primary market of Western China has remained stable, supported by large - scale, government - sponsored housing and infrastructure investment projects. • Increasing cooperation with large state - owned - enterprises through direct sales contracts. • Tightening expense controls, scaling production at Longmen JV, improving product mix and achieving additional operating efficiencies to mitigate market challenges including pricing pressure and raw material cost fluctuations. *2011 and 1H2012 Revenue and Production Volume information is unaudited

17 Name Title Experience Zuosheng (Henry) Yu CEO & Chairman ▪ Founded the Company in 1988 ▪ Bachelor’s degree from Sciences and Engineering Institute, Tianjin, China ▪ Granted “Senior Economist” by the Committee of Science and Technology of Tianjin City ▪ Member of China’s APEC (Asia Pacific Economic Co - operation) Development Council ▪ Vice president of the China Chamber of Metallurgical Industry John Chen Director & CFO ▪ Joined the Company in May 2004 ▪ Former senior accountant at Moore Stephens Wurth Frazer and Torbet, LLP, Los Angeles from 1997 to 2003 ▪ California C.P.A. ▪ Bachelor’s degree in Accounting from California State Polytechnic University, Pomona, California James Hu Independent Director ▪ Onthe board of directors of Rodobo International, Inc. (OTCBB: RDBO) and Sgoco, Inc. ▪ Bachelor’s degree in Economics from the University of California at Berkeley and a Masters degree in Business Administration from the Darden Graduate School at the University of Virginia ▪ California C.P.A. Angela He Independent Director ▪ Chief Financial Officer of Aero Technology ▪ Bachelor’s degree in Arts from California State University at Fullerton ▪ California C.P.A. Key Management & Board Members

18 Key Takeaways x Continuing cooperation and long - term partnership between Longmen JV and large SOEs including Shaanxi Steel, Shaanxi Coal and Tewoo Group provide multiple benefits x Poised to benefit from changing government policy and government - supported infrastructure projects x Proven management team with extensive industry experience and relationships x Steel industry leader poised to capture additional market share in growing Western region primarily through SOE - backed Longmen JV x Optimizing raw material procurement capabilities, reducing the cost of both iron ore and coke to mitigate market challenges and pricing pressure x Expanding capacity and improving operational efficiency support revenue growth and profitability

19 19 Thank You! Jenny Wang Joyce Sung Brandi Floberg / Lee Roth General Steel Holdings, Inc. General Steel Holdings, Inc. The Piacente Group Tel: + 86 - 10 - 5775 - 7691 Tel:+1 - 347 - 534 - 1435 Tel:+1 - 212 - 481 - 2050 Email: jenny.wang@gshi - steel.com Email: joyce.sung@gshi - steel.com Email: generalsteel@tpg - ir.com